EXHIBIT  10.1

                      ASSET PURCHASE & ASSIGNMENT AGREEMENT

THIS AGREEMENT dated the 13 day of February 2003.

BETWEEN:
          BLUE  DIAMOND  INTERNATIONAL  CAPITAL  INC.

          (herein called the "VENDOR")

                                                               OF THE FIRST PART
AND:
          SKILL POKER.COM INC.
          a corporation incorporated pursuant to the laws of the state of Washington and having an office at 210 - 1166 Alberni Street,
          Vancouver, British Columbia, Canada

          (herein called the "PURCHASER")

                                                              OF THE SECOND PART
AND:
          POKER.COM,  INC.,
          a corporation incorporated pursuant to the laws of the state of Florida and having an office at
          210 - 1166 Alberni Street,
          Vancouver, British Columbia, Canada

          (herein called the "POKER.COM")

                                                               OF THE THIRD PART
WITNESSES  THAT  WHEREAS:

A. The Vendor has acquired all right, title and interest, in the United States of America and the world, in and to certain inventions related to "A method for Determining Skill in a Tournament Setting" (the "SKILL POKER INVENTIONS"), as disclosed in the proposed patent application attached hereto as Schedule "B" (the "SKILL POKER PATENT APPLICATION") and the five (5) registered Internet Domain Names "skillpoker.com", "skillblackjack.com", "skillomaha.com", "skillholdem.com" and "skillstud.com" (collectively, the five (5) Internet Domain Names and the Skill Poker Application are referred to herein as the "Skill Poker Inventions");

B. The Vendor is desirous of selling, assigning, transferring and relinquishing to the Purchaser all of its right, title and interest in and to the Skill Poker Inventions, on those terms and conditions hereinafter set forth;


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                                      -2-

C. The Purchaser is desirous of purchasing and acquiring from the Vendor and confirming that it has acquired all right, title and interest in the United States of America and the world, in and to the Skill Poker Inventions, on those terms and conditions hereinafter set forth;

NOW THEREFORE in consideration of the promises and the respective covenants, agreements representations and warranties of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereto covenant and agree as follows:

1         DEFINITIONS  AND  INTERPRETATION
          --------------------------------

1.1 For the purposes of this Agreement, unless the context otherwise requires, the following terms will have the respective meanings set out below and grammatical variations of such terms will have corresponding meanings:

     (a)  "Agreement"  means  this  Asset  Purchase  &  Assignment  Agreement;

     (b) "Closing Date" means February 28, 2003 or such earlier or later date as the parties agree;

     (c) "Derivative Additional Patent Application" means any and all existing or future substitute, divisional, continuation or continuation in-part patent applications and / or issued patents deriving directly or indirectly either in whole or in part from the Skill Poker Patent Application or the Skill Poker Inventions and any Additional Patent Applications;


          (ii) all revenues, receipts and monies received by the Purchaser in connection with any advertising, subscription, sponsorship, deposits or awards or other payments to the Purchaser in connection with the utilization of the Skill Poker Inventions or any Derivative Additional Patent Applications;

     (d) "Licence Fee" means all revenues, receipts, monies, milestone payments, equity, royalties, license fees and the fair market value of all other consideration directly or indirectly collected or received whether by way of cash, or credit or any barter, benefit, advantage, or concession received by the Purchaser pursuant to each license agreement relating to the Skill Poker Inventions and / or any Derivative Additional Patent Applications;


          (ii) all revenues, receipts and monies received by any licensee of the Purchaser or Purchaser Affiliates in connection with any advertising, subscription, sponsorship, deposits or awards or other payments in connection with the utilization of the Skill Poker Inventions and / or any Derivative Additional Patent Applications;

     (e)  "Purchase  Price"  means


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                                      -3-

          (i)  Fifty  Thousand  United  States  Dollars  (USD$50,000);

          (ii) 3,000,000  common  shares  of  Poker.com;

          (iii)the greater of USD$3,500 per month or 4% of the monthly Gross Revenue during the period commencing on Closing and ending on December 31, 2099; and

          payable to the Vendor for all of the right, title and interest of the Vendor in and to the Skill Poker Inventions, as provided in Section 3 herein;

     (f) "Purchaser's Affiliates" means a corporation that is a subsidiary corporation of the Purchaser;

     (g) "Skill Poker Patent Application" means the proposed patent application and filing receipt attached as Schedule B to this Agreement; and

     (h)  "Time  of  Closing"  means  11:00  a.m.  PST  on  the  Closing  Date.

1.2 The division of this Agreement into sections and subsections and the insertion of headings are for convenience of reference only and will not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a section or subsection refers to the specified section or subsection of this Agreement.

1.3 In this Agreement, words importing the singular number only will include the plural and vice versa, words importing gender will include all genders and words importing persons will include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind whatsoever.

1.4 In this Agreement "hereof", "herein", "hereby", "hereto" and similar terms refer to this Asset Purchase & Assignment Agreement and not to any particular clause, paragraph or other part of this Agreement. References to particular clauses are to clauses of this Agreement unless another document is specified.

1.5 In this Agreement "including" means including without limitation or prejudice to the generality of any description, definition, term or phrase preceding that word, and the word "include" and its derivatives will be construed accordingly.

2         PURCHASE  AND  SALE  --  ASSIGNMENT
          -----------------------------------

2.1 For and in consideration of the covenant and agreement of the Purchaser to pay the Purchase Price to the Vendor as herein provided, the sufficiency of which is hereby acknowledged by the Vendor, the Vendor hereby confirms that the Vendor has subject to the terms of this Agreement sold, assigned and transferred, and by these presents does hereby sell, assign and transfer to the Purchaser the entire right, title and interest in the United States of America and in the world in and to the Skill Poker Inventions, including without limitation:

     (a) all right, title and interest in the United States of America and in the world in, to and under the Skill Poker Patent Application and any registration issuing thereunder and any other patents for the Skill Poker Inventions, anywhere in the world;

     (b) the right to file the Skill Poker Patent Application and additional patent applications in any country for said Skill Poker Inventions, and to do so in its own name (such applications hereinafter referred to as "Additional Patent Applications");

     (c) all right, title and interest in the United States of America and in the world in Derivative Additional Patent Applications;

     (d) all right, title and interest in the United States of America and in the world, in, to and under all patents granted directly or indirectly on or as a result of the Skill Poker Patent Application, any Additional Applications, and any Derivative Applications, and any reissues, renewals or extensions thereof;

     (e) the right to claim benefits available in any country under the International Convention For The Protection of Industrial Property, and any like treaties or laws; and

     (f) the right to claim and to the benefit of any priority dates established by the Skill Poker Inventions or the Skill Poker Patent Application;

free and clear of all encumbrances, the same to be owned, held and enjoyed by the Purchaser and its his successors and assigns as fully and exclusively as it would have been held and enjoyed by the Vendor had this sale, assignment and transfer not been made.

3         PAYMENT  OF  THE  PURCHASE  PRICE
          ---------------------------------

3.1       The Purchaser will pay the Purchase Price to the Vendor as follows:

     (a) on the Closing Date and subject to the terms of this Agreement, the sum of Fifty Thousand United States Dollars (USD$50,000.00) by wire transfer to the account of the Vendor

     (b) on the Closing Date and subject to the terms of this Agreement, 3,000,000 common shares in the capital stock of Poker.com, Inc.; and,

     (c) at those times specified in Schedule A attached hereto, the balance of the Purchase Price in those amounts specified in that schedule, by wire transfers to the account of the Vendor in accordance with the instructions specified in section 3.1(a) or to such other account, with the account number of the Vendor being such number as the Vendor shall have advised the Purchaser in writing prior to the date upon which such payment is required to be made.

4         SECURITY  INTEREST
          ------------------


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                                      -5-

4.1 The Purchaser hereby grants to the Vendor a security interest (the "Security Interest") in the Skill Poker Inventions and / or Derivative Additional Patent Applications and in all of the Purchaser's rights, title and interest in the Skill Poker Inventions and / or Derivative Additional Patent Applications, to secure payment of the Purchase Price due to the Vendor in accordance with the terms of this Agreement. The Purchaser agrees that the Security Interest will attach to the patent and Skill Poker Inventions and Derivative Additional Patent Applications immediately on execution of this Agreement and that, to the extent necessary to give full effect to the Security Interest, the clause is intended to constitute a security agreement as defined in Title 62ARCW Uniform Commercial Code of the State of Washington, as amended from time to time. This Security Agreement is separate from and will survive the termination, expiry or disclaimer of the remaining provisions of this Agreement. If the Purchaser fails to make due payment of the Purchase Price in accordance with the terms of this Agreement, the Vendor itself, or by its agents, employees, or by a receiver appointed by the Vendor, may realize upon the Skill Poker Inventions and /or any Derivative Additional Patent Applications and enforce the Security Interest by all or any of the remedies, methods or proceedings authorized or permitted by law, including without limitation all rights, remedies and methods available to a secured party under the Uniform Commercial Code and any other similar statutes from time to time in force in State of Washington.

4.2 Should the Purchaser through either voluntary or involuntary proceedings, declare or become bankrupt or insolvent, or cease to carry on business in the ordinary course, the Skill Poker Inventions and / or any Derivative Additional Patent Applications and all rights, title and interest in the Skill Poker Inventions and/or any Derivative Additional Patent Applications will again become the property of the Vendor.


5         REPRESENTATIONS  AND  WARRANTIES  OF  THE  VENDOR
          -------------------------------------------------

5.1 The Vendor represents and warrants to the Purchaser and to Poker.com with the intent that the Purchaser and Poker.com will rely thereon in entering into this Agreement, that:

     (a) the Vendor is a corporation duly incorporated, validly existing, and in good standing under the laws of the British Virgin Islands and has the power, authority, and capacity to enter into this Agreement and to carry out its terms;

     (b) the execution and delivery of this Agreement and the completion of the transaction contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms;

     (c) the Vendor is the legal and beneficial owner of the Skill Poker Inventions, free and clear of all encumbrances whatsoever, and is not a party to or bound by any contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, the Skill Poker Inventions;

     (d) the Vendor has the right to convey, assign and transfer all of the right, title and interest in the Skill Poker Inventions in the manner provided herein;

     (e) no person other than the Purchaser has been granted any interest in or right to use the Skill Poker Inventions or any portion thereof;

     (f) the Vendor is not aware of any claim of infringement (or the inducing of or contribution to the infringement) of any intellectual property rights of any other person arising from the use of the Skill Poker Inventions, nor has the Vendor received any notice that use of the Skill Poker Inventions infringes upon or breaches or will infringe upon or breach any intellectual property rights of any other person;

     (g) the Vendor has not been provided with any offering memorandum or similar disclosure document, including financial information, in respect of Poker.com's current or proposed business activities;

     (h) the Vendor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the common shares of Poker.com (the "Securities") and the Vendor is able to bear the economic risk of loss of its entire investment;

     (i) Poker.com has provided to the Vendor the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning Poker.com as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

     (j) the Vendor is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States or British Columbia securities laws;

     (k) the Vendor understands that the Securities have not been and will not be registered under the Securities Act or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements;

     (l) the Vendor understands that the Securities are being offered without a prospectus being filed with any securities commission in Canada and that the sale contemplated hereby is being made in reliance on an exemption from prospectus requirements in Canada;

     (m) the Vendor has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (n) if the Vendor decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

          (i)  the  sale  is  to  Poker.com;  or

          (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations; or

         (iii) the sale is made outside of the Province of British Columbia in a transaction meeting the requirements of Multi-Lateral Instrument 45-102 under Canadian securities law; or

          (iv) the sale is made pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 there under and in accordance with any applicable state securities or "Blue Sky" laws; or

          (v) the Securities are sold in a transaction that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to Poker.com an opinion of counsel reasonably satisfactory to Poker.com;

     (o) the certificates representing the Securities will bear a legend stating that such Securities have not been registered under the Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

     (p) the certificate representing the Securities will bear a legend stating that such Securities shall not be traded, unless permitted under securities legislation, until the earlier of (i) the date that is 12 months and a day after the date the issuer first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the issuer is a SEDAR filer; and
          (ii) the date that is 12 months and a day after the later of (A) the distribution date, and (B) the date the issuer become a reporting issuer in the local jurisdiction of the purchaser of the securities that are the subject of the trade;

     (q) the Vendor understands and agrees that there may be material tax consequences to the undersigned of an acquisition or disposition of the Securities. Neither the Purchaser nor Poker.com give any opinion and make no representation with respect to the tax consequences to the undersigned under United States, Canadian, state, provincial, local or foreign tax law of the undersigned's acquisition or disposition of such Securities; and

     (r) the Vendor have been represented by independent counsel in connection with this Agreement and the matters related hereto. Any fees, expenses or costs associated with such representation shall be the sole expense and obligation of the Vendor.

6         COVENANTS  OF  THE  VENDOR
          --------------------------

6.1 The Vendor hereby covenants and agrees to do all such things and to execute or obtain execution without further consideration, and in a timely manner, of such further lawful documents, assurances, applications and other instruments as may be reasonably required to make and prosecute at Purchasers cost any and all patent applications in the United States of America and anywhere else in the world on the Skill Poker Inventions; to enforce, at Purchasers cost, any patents arising from or out of the Skill Poker Inventions, the Skill Poker Patent Application and any and all patents in the United States of America, Canada or elsewhere on the Skill Poker Inventions, and to confirm in the Purchaser or its successors and assigns, legal title in the United States of America, and anywhere else in the world, to the Skill Poker Inventions, the Skill Poker Patent Application, all Additional Applications and Derivative Applications and all United States patents and United States applications, Canadian patents and Canadian patent applications and any other patents or applications for patents, anywhere in the world, on the Skill Poker Inventions.

6.2 The Vendor shall complete and execute the Investor Questionnaire attached as Schedule B to this Agreement prior to the Closing Date.

7         REPRESENTATIONS  OF  THE  PURCHASER  AND  POKER.COM
          ---------------------------------------------------

7.1 The Purchaser and Poker.com represent and warrant to the Vendor as follows, with the intent that the Vendor will rely thereon in entering into this Agreement that:

     (a) the Purchaser and Poker.com are corporations duly incorporated, validly existing, and in good standing under the laws of State of Washington and Florida, respectively and have the power, authority, and capacity to enter into this Agreement and to carry out its terms; and

     (b) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser and Poker.com, and this Agreement constitutes a valid and binding obligation of the Purchaser and Poker.com in accordance with its terms.

8         COVENANTS  OF  THE  PURCHASER  AND  POKER.COM
          ---------------------------------------------

8.1 The Purchaser hereby covenants and agrees that, except for licensing the Skill Poker Inventions and any Derivative Additional Patent Applications and as otherwise provided for in this Agreement, until the Purchaser has made payments to the Vendor equalling or exceeding an aggregate, the Purchaser will not assign, transfer, relinquish, dispose of or encumber in any manner any right, title, benefit or interest in and /or to the Skill Poker Inventions and / or the Skill Poker Patent Application and/or any Derivative Additional Patent Applications without the prior written consent of the Vendor. In the event of any assignment, transfer or sale or other form of disposition of the Skill Poker Inventions and / or the Skill Poker Patent Application and / or any Derivative Additional Patent Applications by the Purchaser, the terms and conditions as setforth herein in relation to the utilization of the Skill Poker Inventions and / or the Skill Poker Patent Application and/or any Derivative Additional Patent Applications shall survive and will remain in full effect for the term of the agreement. For the purposes of this Section, payments shall include all amounts paid by the Purchaser or Poker.com to the Vendor as provided for in Section 3.1 herein including any proceeds on sale by the Vendor of the common shares that the Vendor receives on the Closing. For clarity, if at the time of any such sale, the Vendor holds any of the common shares it received on the Closing Date, those common shares so held will be deemed to be valued at US$0.01 per share for the purposes of this Section.

8.2 Poker.com agrees that the Vendor shall be permitted to nominate one person to the board of directors of the Purchaser and that Poker.com will cause such person to be elected to such board.

9.        LICENSE  BACK  TO  VENDOR
          -------------------------

9.1 The Purchaser hereby grants to the Vendor an exclusive, irrevocable, worldwide, perpetual license to use the Skill Poker Inventions and/or any Derivative Additional Patent Applications for the development, support and operation of:

     (a) other games which are not based upon or similar to "poker", "poker like", "blackjack" or "blackjack like" games. For greater certainty, the foregoing license does not permit the Vendor to use the Skill
          Poker  Inventions  and  /  or  any  Derivative  Additional  Patent
          Applications in respect of any "poker", "blackjack" or "any like" games regardless of the name of such other games. The above license includes the right to grant sublicenses to use the Skill Poker Inventions and / or any Derivative Additional Patent Applications for the development, support and operation of games which are not based upon or similar to "poker", "poker like", "blackjack" or "blackjack like" games, provided that the terms of the sublicenses shall be subject to the same terms and conditions as set out in this Agreement.

     (b) land based "poker", "poker like", "blackjack" or "blackjack like" games where the players meet in a physical sense for the playing of the games and tournaments but is not restricted to the meeting place to a facility on land and may include a meeting place on the water or in the air. For greater certainty, the foregoing license does not permit the Vendor to use the Skill Poker Inventions and / or any Derivative Additional Patent Applications in respect of any "poker", "blackjack" or "any like" games regardless of the name of such other games except where participants meet in a physical location as is presently characterized by bricks and mortar Poker Card Rooms and Casinos or on water or in the air. The foregoing license does not apply to virtual or online environment. The playing of the games and tournaments are not restricted to only cards or betting chips and may be augmented through the electronic representation of the cards and other functions so as to facilitate the tournament principles of the Skill Poker Inventions and / or any Derivative Additional Patent Applications. The above license included the right to grant sublicenses to use the Patent and / or any Derivative Additional Patent Applications for the development, support and operation of land based "poker", "poker like", "blackjack" or "blackjack like" games, provided that the terms of the sublicenses shall be subject to the same terms and conditions as set out in this Agreement.

This license is granted to the Vendor without any consideration payable to the Purchaser either by way of licensing or maintenance fees.

9.2 In the event that the Purchaser licenses any of the Skill Poker Inventions and / or any Derivative Additional Patent Applications, the Purchaser will pay to the Vendor 20% of any upfront fee that the Purchaser receives on any such license. In addition, the Purchaser will provide in any such license, for License Fees to the Purchaser to be at least 4% of the License Gross Revenue from the license of the Skill Poker Inventions. The Purchaser will on the receipt of such License Fee from the licensee pay to the Vendor 4% of such License Gross Revenue monthly and in arrears. The Purchaser will use its best commercial efforts to collect any receivables owing to it by any license.

9.3 The Purchaser will undertake the management and reasonable commercial expense to ensure that a patent is filed in the United States Patent Office and a PCT Patent Application is submitted in connection with the Skill Poker Patent Application and will promptly notify the Vendor when such patent is filed.

9.4 The Purchaser will pay to the Vendor 20% of any lump sum damage awarded, settled, or agreed to by the Purchaser that is paid and remitted by a third party to the Purchaser for patent infringement in connection with the Skill Poker Inventions. In addition, the Purchaser will pay to the Vendor 4% of the total gross revenue paid from any such third party in connection with the same. For the purpose of this paragraph, the Purchaser will be entitled to deduct all legal fees and other expenses incurred by the Purchaser in connection with any claim of patent infringement as against a third party from any lump sum or on going payment prior to calculating the percentage of same to be paid to the Vendor herein. The Purchaser will use its best commercial efforts to enforce or claim against patent infringement.

9.5 The Purchaser makes no representations, conditions or warranties, either express or implied, with respect to the Skill Poker Inventions and / or any Derivative Additional Patent Applications. Without limitation, the Purchaser specifically disclaims any implied warranty, condition or representation that the Skill Poker Inventions and / or any Derivative Additional Patent
Applications:

          (a)  correspond with a particular description;

          (b)  are of merchantable quality;

          (c)  are fit for a particular purpose; or

          (d)  are durable for a reasonable period of time.

The Purchaser is not liable for any loss, whether direct, consequential, incidental or special, which the Vendor suffers arising from any defect, error, fault or failure to perform with respect to the Skill Poker Inventions and / or any Derivative Additional Patent Applications that are licensed to the Vendor hereunder, even if the Purchaser has been advised of the possibility of the defect, error, fault or failure. The Vendor acknowledges that it has been advised by the Purchaser to undertake its own due diligence with respect to the Skill Poker Inventions and / or any Derivative Additional Patent Applications.

9.6 The Vendor agrees that nothing in this agreement is to be construed as:

     (a) a warranty or representation by the Purchaser that it owns any right, title or interest in the Skill Poker Inventions and / or any Derivative Additional Patent Applications or that anything made, used, sold or otherwise disposed of under the license granted in this agreement to the Vendor is or will be free from infringement of patents, copyrights, trade-marks, industrial design or other intellectual property rights;

     (b) an obligation by the Purchaser to bring, prosecute or defend actions or suits against third parties for infringement of patents, copyrights, trade-marks, industrial designs or other intellectual property or contractual rights; or

     (c) the conferring by the Purchaser of the right to use in advertising or publicity the name of the Purchaser or the Purchasers' trade-marks.

9.7 Notwithstanding Article 9.6, if there is an alleged infringement of the Skill Poker Inventions and/or any Derivative Additional Patent Applications or any right with respect to the Skill Poker Inventions and/or any Derivative Additional Patent Applications or, the Vendor may, on receiving the prior written consent of the Purchaser, prosecute litigation designed to enjoin infringers of the Skill Poker Inventions and / or any Derivative Additional Patent Applications. Provided that it has first granted its prior written consent, the Purchaser agrees to reasonably co-operate to the extent of signing all necessary documents and to vest in the Vendor the right to institute the litigation, provided that all the direct and indirect costs and expenses of bringing and conducting the litigation or settlement are paid by the Vendor and in this case all recoveries are for the benefit of the Vendor.

9.8 If any complaint alleging infringement of any patent or other proprietary rights is made against the Vendor or a sublicensee of the Vendor with respect to the use of the Skill Poker Inventions and / or any Derivative Additional Patent Applications licensed by the Purchaser to the Vendor hereunder, the following procedure must be adopted:

          (a) the Vendor must promptly notify the Purchaser on receipt of the complaint and must keep the Purchaser fully informed of the actions and positions taken by the complainant and taken or proposed to be taken by the Vendor on behalf of itself or a sublicensee;

          (b) except as provided in Article 9.8(d), all costs and expenses incurred by the Vendor or any sublicensee of the Vendor in investigating, resisting, litigating and settling the complaint, including the payment of any award of damages and / or costs to any third party, must be paid by the Vendor or any sublicensee of the Vendor, as the case may be;

          (c) no decision or action concerning or governing any final disposition of the complaint may be taken without full consultation with, and approval by, the Purchaser, which approval will not be unreasonably withheld;

          (d) the Purchaser may elect to participate formally in any litigation involving the complaint to the extent that the court may permit, but any additional expenses generated by the formal participation will be paid by the Purchaser (subject to the possibility of recovery of some or all of the additional expenses from the complainant); and

          (e) notwithstanding Article 9.7, if the complainant is willing to accept an offer of settlement and one of the parties to this agreement is willing to make or accept the offer and the other is not, then the unwilling party must conduct all further proceedings at its own expense, and is responsible for the full amount of any damages, costs, accounting of profits and settlement costs in excess of those provided in the offer, but is entitled to retain for itself the benefit of any litigated or settled result giving a lower payment of costs, damages, accounting of profits and settlement costs than that provided in the offer.

9.9 The Vendor indemnifies, holds harmless and defends the Purchaser, its directors, officers, employees, against any and all claims (including all associated legal fees and disbursements actually incurred) arising out of the exercise of any rights under this agreement, including without limitation against any damages or losses, consequential or otherwise, arising in any manner at all from or out of the use of the Skill Poker Inventions and / or any Derivative Additional Patent Applications licensed under this agreement by the Vendor or its sublicensees or their customers or end-users.

9.10 The Purchaser must maintain at its principal place of business, or another place as may be most convenient, separate accounts and records of all Gross Revenues, and License Fees, and all other revenue and all business done in connection with this agreement. The accounts and records must be in sufficient detail to enable proper returns to be made under this agreement, and the Purchaser must cause its licensees to keep similar accounts and records. The
Purchaser will also provide reasonable access to data records contained by the online systems operated by the Purchaser and / or Purchaser's Affiliates and / or licensees in relation to the use of the Skill Poker Inventions and/or any Derivative Additional Patent Applications through online, remote access.

9.11 The Purchaser agrees to retain the accounts and records referred to in Section for at least six years from when they were made and must permit any duly authorized representative of the Vendor to inspect the accounts and records during normal business hours of the Purchaser at the Vendor's expense. The Purchaser must provide to the representative all reasonable evidence as the representative deems necessary to verify the detail in which the Gross Revenue, License Fee and any other revenue was determined and must permit the representative to make copies of or extracts from the accounts, records and agreements at the Vendor's expense. If an inspection of the Purchaser's records by the Vendor shows an under-reporting or underpayment by the Purchaser of any amount to the Vendor, then the Purchaser must pay to the Purchaser any amount found due (including any interest charges) within 30 days of notice by the Vendor to the Purchaser.

10.       CONDITIONS  OF  CLOSING
          -----------------------

10.1 The obligation of the Purchaser or Poker.com to complete the transactions contemplated in this Agreement is subject to the following terms and conditions for the exclusive benefit of the Purchaser and Poker.com, to be fulfilled or performed at or prior to the Time of Closing or waived in whole or in part by the Purchaser or Poker.com at its sole discretion without prejudice to any rights the Purchaser or Poker.com may otherwise have:

     (a) Poker.com shall have received from the Vendor a signed Investor Questionnaire that is completed to the satisfaction of Poker.com;

     (b) the representations and warranties of the Vendor contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time; and

     (c) the Purchaser shall have received an opinion from Professor Nelson Rose (to the satisfaction of the Purchaser) to the effect that the Skill Poker Inventions represents games of skill.

10.2 The obligation of the Vendor to complete the transactions contemplated in this Agreement is subject to the following terms and conditions for the exclusive benefit of the Vendor to be fulfilled or performed at or prior to the Time of Closing or waived in whole or in part by the Vendor at its sole discretion without prejudice to any rights the Vendor may otherwise have:

     (a) the Purchaser has executed a financing statement in favour of the Vendor; and

     (b) the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time.

11.       TAXES
          -----

11.1 The Purchaser will be liable for and will pay all applicable sales taxes properly payable in connection with the sale of the Patent by the Vendor to the Purchaser.

12.       SUCCESSORS  AND  ASSIGNS
          ------------------------

12.1 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

13.       ENTIRE  AGREEMENT
          -----------------

13.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

14.       TERMINATION
          -----------

14.1 The Purchaser may terminate this Agreement on three months written notice to the Vendor, at any time after six months from the Closing Date ("Termination").

14.2 On Termination of this Agreement, the Purchaser will transfer and assign all rights, title and interest in the Skill Poker Inventions, any subsequent patents, derivative patents or associated applications to the Vendor with no encumbrances for any amounts owing in connection with filing or maintaining such patents until the date upon which termination is exercised by the Purchaser. Reasonable attention to the filing and anniversary dates will not be withheld by the Purchaser so as not to adversely affect normal patent filing practice.

15        TIME OF ESSENCE
          ---------------

15.1      Time will be of the essence of this Agreement.

16        APPLICABLE  LAW
          ---------------

16.1 This Agreement will be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the parties will be governed by, the laws of the state of Washington and the federal laws of the United States applicable therein without reference to its choice of law rules, and each party hereby submits to the jurisdiction of the state of Washington and all courts competent to hear appeals therefrom.

17.       AMENDMENT  AND  WAIVER
          ----------------------

17.1 No amendment or waiver of any provision of this Agreement will be binding on either party unless consented to in writing by such party. No waiver of any provision of this Agreement will constitute a waiver of any other provision, nor will any waiver constitute a continuing waiver unless otherwise provided.

18.       SEVERABILITY
          ------------

18.1 If any provision or any part thereof is held by a court of competent jurisdiction, after appeals therefrom have been exhausted, to be unenforceable, invalid or illegal, then it will be severable or deemed to be limited in respect of such territory and time to the extent necessary to render such provision enforceable, valid or legal, and the remaining provisions will remain valid and binding.

19.       ELECTRONIC  MEANS
          -----------------

19.1 Delivery of an executed copy of this Agreement by electronic facsimile transmission, telecopy, telex, or other means of electronic communication producing a printed copy will be deemed to be execution and delivery of this Agreement on the date of such communication by the party so delivering such copy.

20.       NOTICES
          -------

20.1 Any notice or other documents required or permitted to be given under this Agreement will be in writing and may be given by personal service, telecopier or by prepaid registered mail, posted in Canada or by certified mail, posted in the United States, and addressed to the proper party at the address stated below:

     (a)  IF TO THE VENDOR:

          Blue  Diamond  International  Capital  Inc

     (b)  IF TO THE PURCHASER OR POKER.COM

          Skill  Poker.com  and/or  Poker.com,  Inc.
          210  -  1166  Alberni  Street
          Vancouver,  British  Columbia
          Canada
          Telecopier  No.:  604-689-8988
          Attention:  Mark  Glusing

or to such other address as any party may specify by notice. Any notice sent by telecopier will be deemed conclusively to have been effectively given and received at the time of successful transmission. Any notice sent by registered mail as aforesaid will be deemed conclusively to have been effectively given and received on the fifth business day after posting; but if at the time of posting or between the time of posting and the fifth business day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then such notice will not be effectively given until actually received.

21.       COUNTERPARTS
          ------------

21.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first written above.

BLUE DIAMOND INTERNATIONAL CAPITAL INC.

Per:  _________________________________
      Authorized  Signatory

      _________________________________
      Print  Name  and  Title

SKILL POKER.COM INC.

Per:  _________________________________
      Authorized  Signatory

      _________________________________
      Print  Name  and  Title


POKER.COM.,  INC.

Per:  _________________________________
      Authorized  Signatory

      _________________________________
      Print  Name  and  Title

                                   SCHEDULE A
                                   ----------

                 PAYMENT SCHEDULE FOR BALANCE OF PURCHASE PRICE


1. The Purchaser will pay to the Vendor the greater of (i) US$3,500.00 per month (the "Minimum Payment") and (ii) 4% of the monthly Gross Revenue (the "Maximum Payment").

2. The Purchaser will pay the Minimum Payment to the Vendor on or before the last day of each month beginning in the month following from the date of this Agreement (the "Effective Date") to December 31, 2099.

3. On or before the 15th day of each month beginning in the second month following the Effective Date of this Agreement, the Purchaser will deliver to the Vendor a letter confirming the Gross Revenue for the prior month and the Maximum Payment.

4. In the event that the Maximum Payment is greater than the Minimum Payment, the Purchaser will pay to the Vendor the difference between the Maximum and Minimum Payment on the next Minimum Payment date.

5. The Purchaser will pay to the Vendor interest at a rate of twenty-five percent (25%) per annum, compounded monthly, on all overdue payment of funds due and owing to the Vendor from the Purchaser under this Agreement. Such interest will accrue at the aforesaid rate on a daily basis until the outstanding payments have been made.

6. In the event that the Purchaser fails to make a payment in respect of the Purchase Price as provided above and prior to exercising the rights under the Security Interest as provided for in Section 4.1 of this Agreement, the Vendor will notify the Purchaser in writing of such default (a "Default Notice") and upon receipt of any particular Default Notice, the Purchaser will have forty-five (45) days within which to make the payment, including interest, specified therein as being outstanding.

                                   SCHEDULE B
                                   ----------

                         SKILL POKER PATENT APPLICATION